UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FormFactor, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

        C  1234567890        MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661            IMPORTANT 2008 ANNUAL MEETING INFORMATION YOUR VOTE COUNTS!       2008 Stockholder Meeting Notice 123456 C0123456789 12345      Important Notice Regarding the Internet Availability of Proxy Materials for theFormFactor, Inc. 2008 Annual Meeting of Stockholders to be Held on May 22, 2008  You are receiving this notice to inform you that the proxy materials for the FormFactor, Inc. 2008 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and to vote online or to request a printed set of the proxy materials. The items to be voted on and directions to the 2008 Annual Meeting of Stockholders are on the reverse side. Your vote is important!  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice, proxy statement and annual report of FormFactor, Inc. are available at:  www.envisionreports.com/FORM   Easy Online Access — A Convenient Way to View Proxy Materials and Vote! If you have access to the Internet, you can complete the process in a few convenient steps: Step 1: Go to www.envisionreports.com/FORM. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Return to the envisionreports.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and Vote.  When you go online, you can also consent to receive electronic delivery of future materials.   Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 12, 2008 to facilitate timely delivery.    C O Y      <STOCK#> 00VG3D

   2008 Stockholder Meeting Notice      The FormFactor, Inc. 2008 Annual Meeting of Stockholders will be held on Thursday, May 22, 2008, at  3:00 p.m., Pacific Daylight Time, at FormFactor’s corporate headquarters.  Proposals to be voted on at the meeting are listed below along with the FormFactor Board of Directors’ recommendations.  The FormFactor Board of Directors recommends that you vote FOR the following proposals: 1.  Election of Dr. Homa Bahrami, G. Carl Everett, Jr. and Dr. Mario Ruscev to FormFactor’s Board of Directors as Class II directors. 2.  Ratification of the selection of PricewaterhouseCoopers LLP as FormFactor’s independent registered public accounting firm for the fiscal year ending December 27, 2008. 3.  Approval of material terms under FormFactor’s 2002 Equity Incentive Plan with respect to Section 162(m) of the Internal Revenue Code.  Please note: This document is not a proxy. To vote your shares, you must vote online or request a printed set of proxy materials to receive a proxy card. If you wish to attend and vote at the 2008 Annual Meeting of Stockholders, please bring this notice and identification with you.  Directions to the FormFactor, Inc. 2008 Annual Meeting of Stockholders  Corporate Headquarters: FROM SAN FRANCISCO (Heading Southeast) FROM SAN JOSE (Heading Northeast) FormFactor, Inc. •  Take I-80 East •  Take I-880 North 7005 Southfront Road •  Merge onto I-580 East •  Merge onto Mission Blvd. / CA-262 East Livermore, California 94551 •  Take N. Greenville Rd. / Altamont Pass Rd. exit •  Merge onto I-680 North  •  Turn right on ramp onto Southfront Road •  Merge onto I-580 East  •  Turn left into FormFactor’s corporate headquarters •  Take N. Greenville Rd. / Altamont Pass Rd. exit •  Turn right on ramp onto Southfront Road •  Turn left into FormFactor’s corporate headquarters   Here’s how to order a copy of the proxy materials for the FormFactor, Inc. 2008 Annual Meeting of Stockholders and to select a future delivery preference:  Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.  Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials.  PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.  Internet — Go to www.envisionreports.com/FORM. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.  Telephone — Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.  Email — Send and email to investorvote@computershare.com with “Proxy Materials FormFactor, Inc.” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.  To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 12, 2008.  00VG3D